Long-Term Loans	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Long-Term Loans

NOTE 7 – LONG-TERM LOANS:

On August 7, 2014, the Company, through one of its subsidiaries, entered into a senior secured credit agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent, and a syndicate of lenders.  Under the Credit Agreement, the Company borrowed $297.0 million (net of $3 million discount) aggregate principal amount of the Term Loans on August 7, 2014.

NOTE 7 – LONG-TERM LOANS (continued):

a.	Interest and Maturity

The Term Loans bear interest at a floating rate equal to, at the Company’s option (a) a base rate determined by reference to the highest of (1) the interest rate announced from time to time by JPMorgan Chase Bank, N.A. as its prime rate, (2) the federal funds effective rate plus 1/2 of 1% and (3) a LIBO rate determined by reference to the costs of funds for Dollar deposits for a one-month interest period adjusted for certain additional costs plus 1% or (b) a LIBO rate determined by reference to the costs of funds for Dollar deposits for the interest period relevant to such borrowing adjusted for certain additional costs, in each case plus an applicable margin.  For purpose of determining the interest rate payable on loans under the Term Loans under clauses (a) and (b) of the immediately preceding sentence, the LIBO rate will in no event be less than 1.0%.  The applicable interest rate margin will be 3.0% with respect to base rate borrowings and 4.0% with respect to LIBO rate borrowings.  Interest is paid monthly, bi-monthly or quarterly at the Company’s election.  The Term Loans will mature on August 7, 2020. The nominal interest rate paid during the years ended December 31, 2015 and 2014 was 5%.

b.	Amortization and Prepayments

The Company became required to make amortization payments in quarterly installments, commencing on December 31, 2014.  The amount of the quarterly installments was equal to $750,000 for the first 12 quarterly amortization payments, $5.625 million for the next 11 quarterly amortization payments, and the balance of the principal amount will be due at final maturity.  Prepayments of all or any portion of the Term Loans reduce subsequent scheduled amortization payments of the Term Loans as directed by the Borrower. As a result of voluntary prepayments made during 2015, the respective amounts of the above mentioned quarterly installments were reduced from $750,000 to $607,000 and from $5.625 million to $4.6 million.

In addition to permitting voluntary prepayments at any time, the Credit Agreement contains mandatory prepayment provisions.  These mandatory prepayment provisions contain certain exceptions and customary thresholds.  Subject to these exceptions and thresholds, the Company will be required to make mandatory prepayments of the Term Loans under certain circumstances, including from (a) 100% of the net cash proceeds from certain non-ordinary course assets sales (including casualty and condemnation proceeds) in excess of $2.5 million per sale and $5.0 million per year (with a 365-day reinvestment right and other exceptions) and (b) 50% of annual excess cash flow (as defined in the Credit Agreement), with step-downs to 25% and 0% if the ratio of the Company’s total consolidated debt to its trailing four-quarter consolidated EBITDA (as defined) is less than 1.25 to 100 and 0.75 to 1.00, respectively.  Any mandatory prepayment also reduces the remaining amortization payments.

Commencing in 2016 the required annual principal payments based on the amortization schedule of the Term Loans as of December 31, 2015, without giving effect to any voluntary prepayments, are as follows:

$ in thousands:
Year ending December 31:
2016	14,427
2017	6,370
2018	18,200
2019	18,200
2020	182,438
239,635

c.	Guarantees and Collateral for the Term Loans

The Company’s obligations under the Credit Agreement are guaranteed by the Company and by certain existing subsidiaries of the Company that are organized under the laws of England and Wales, Singapore, Hong-Kong and the United States, in each case subject to exceptions and limitations.

NOTE 7 – LONG-TERM LOANS (continued):

The Credit Agreement and the related guarantees are secured by security interests in substantially all tangible and intangible assets of the Company and the guarantors (subject to certain exceptions and limitations).  The Company also issued a secured bond on August 7, 2014 (the “Debenture”), to create a fixed charge on its goodwill and a floating charge on all of its assets, other than certain Excluded Assets (as defined in the Debenture) to guarantee payment of the Obligations (as defined in the Credit Agreement).

d.	Covenants and Events of Default

The Credit Agreement requires the Company and its subsidiaries on a consolidated basis to maintain compliance with a minimum liquidity amount (as defined) of $40 million tested as of the last day of each month, and places certain restrictions on the ability of the Company, the Company or certain of the Company’s subsidiaries to, among other things, incur debt and liens; merge, consolidate or liquidate; make investments; dispose of assets; enter into sale and leaseback transactions; pay dividends and make other restricted payments; undertake transactions with affiliates; enter into restrictive agreements on their ability to grant liens, make dividends and other distributions; amend material documents, change fiscal periods; and designate unrestricted subsidiaries.  As of December 31, 2015, the Company was in compliance with all covenants in the Credit Agreement.

The Credit Agreement contains customary events of default, such as payment defaults, breaches of representations and warranties, covenant defaults, cross-defaults to other material indebtedness, certain events of bankruptcy and insolvency, material judgments, invalidity of loan documents, certain liens and guarantees and change in control.